EXHIBIT 32.1
                           SECTION 1350 CERTIFICATION

CERTIFICATION PURSUANT TO 13 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION
                      906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the quarterly report of Maximum Awards, Inc. (the "Company") on Form 10-QSB for the period ended March 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Giuseppe Pino Baldassarre as Chief Executive Officer and Enzo Taddei as Principal Financial Officer of the Company, certify, pursuant to 13 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: October 15, 2007



/s/ Giuseppe Pino Baldassarre
--------------------------------
Name: Giuseppe Pino Baldassarre
Chief Executive Officer




/s/ Enzo Taddei
--------------------------------
Name: Enzo Taddei
Chief Financial Officer






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